$250
$200
$150
$100
$50
$-
Spent to Date
NEIL Proceeds Received
Insurance Receivable
Balance for Base Rate Recovery

$400
$350
$300
$250
$200
$150
$100
$50
$-
Spent to Date
NEIL Proceeds Received
Insurance Receivable
Balance for Clause Recovery

Progress Energy

Nuclear Electric Insurance Limited (NEIL)
As of May 31, 2011
$214
($103)
($46)
$65
$375
($67)
$146
($162)
($M) ($M)
Deductible: $10 million
Insurance limits
Primary: $500 million
Excess: $1.75 billion
Total: $2.25 billion
Deductible: 12 weeks
Insurance limits
52 weeks: $4.5 million per week
71 weeks: $3.6 million per week
Total: $490 million (thru Aug-12)
1
Repair Costs Replacement Power Costs
EXHIBIT 99.1